EXHIBIT 10.66

                          CONSOLIDATED AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT

         This Consolidated Amendment No. 1 to Credit Agreement (this "Amendment"), dated to be effective as of December 31, 1997 is entered into by and between ATLANTIS PLASTICS INJECTION MOLDING, INC., and ATLANTIS PLASTICS, INC. (collectively, the "Borrower"), and NATIONAL CITY BANK, successor by merger to National City Bank, Northeast ("Bank").

                                   WITNESSETH:

         WHEREAS, the parties have entered into a Credit Agreement dated May 19, 1995, as amended by a certain Amendment to Credit Agreement dated as of September 30, 1995 ( the "First Amendment"), a certain Second Amendment to Credit Agreement dated as of December 31, 1995 (the "Second Amendment") and a certain Third Amendment to Credit Agreement dated as of June 30, 1997 (the "Third Amendment") as Amended (the "Credit Agreement"), all terms used in the Credit Agreement being used herein with the same meaning); and

         WHEREAS, the parties desire to further amend certain provisions of the Credit Agreement to amend certain financial covenants; and

         WHEREAS, the parties also wish to evidence the agreement of Borrower to pay to Bank a $1,000.00 documentation fee in consideration of Bank's preparation of this Amendment; and

         WHEREAS, in light of the fact that certain terms set forth in previous amendments have been affected by later amendments and/or will be affected by this Amendment and for ease of reference, the parties also desire to restate and consolidate in this Amendment all amendments to the Credit Agreement that are effective on and as of the date hereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION I - AMENDMENTS TO CREDIT AGREEMENT

A. Section 2A.01 of the Credit Agreement is amended and restated in its entirety as follows:

2A.01 AMOUNT -- The aggregate amount of the Subject Commitment shall be determined by the ratio of Indebtedness to EBITDA (which EBITDA is calculated on a trailing twelve (12) Fiscal Month basis), as determined on the most recent ended Fiscal Month for which monthly financial statements have been delivered pursuant to Section 3A.01, in accordance with the following table:

         INDEBTEDNESS TO EBITDA                                                      MAXIMUM REVOLVING
                                                                                      LOAN COMMITMENT

         /less than or equal to/ 6.25 and /greater than or equal to/5.75x               $758,333.00
                                          /greater than or equal to/5.50x               $866,667.00
                                          /greater than or equal to/5.25x               $975,000.00

B. Section 2B.08 is amended and restated in its entirety to read as follows:

2B.08 BORROWING BASE -- The Borrowing Base at any given time shall be the aggregate of

         (a) an amount equal to eighty-five percent (85%) of the net book value (after deducting any discount or other incentive for early payment but without deducting any valuation reserve) of the Eligible Receivables, plus

         (b) an amount equal to fifty percent (50%) of the Eligible Inventory, all as reasonably determined by Bank either on the basis of the then most recent Borrowing Base Report furnished by Borrower to Bank pursuant to subsection 3A.01 or on the basis of the then most recent field audit (if any) made or other information received by Bank.

C. Section 3B.02 of the Credit Agreement is amended and restated in its entirety as follows:

3B.02 FIXED CHARGE COVERAGE -- Fixed Charge Coverage on a trailing twelve (12) Fiscal Month basis, shall not be less than .90:1.00 as of December 31, 1997.

D. Section 3B.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

3B.03 INTEREST EXPENSE COVERAGE -- Interest Expense Coverage, on a trailing twelve (12) Fiscal Month basis, shall not be less than 1.80.

E. Section 3B.04 is amended to provided that on and after the date hereof, Indebtedness to EBIDAT, on a trailing twelve (12) Fiscal Month basis, shall not be greater than 6.25 at the end of any Fiscal Quarter.

F. Section 3B.05 of the Credit Agreement is amended and restated in its entirety as follows:

3B.05 EBIDAT -- EBIDAT on a trailing twelve (12) Fiscal Month basis, shall not be less than $22,000,000.00 as of December 31, 1997.

G. Section 3D.06 of the Credit Agreement is amended and restated in its entirety to read as follows:

3D.06 OPERATING INCOME -- Atlantis Plastics Injection Molding, Inc. shall maintain a minimum controllable operating income of $1,500,000.00 as of December 31, 1997.

SECTION II - CONDITIONS PRECEDENT

         It is a condition precedent to the effectiveness of this Amendment that, prior to or on the date hereof, the following items shall have been delivered to Bank (in form and substance acceptable to Bank):

         (A) a Certificate, dated as of the date hereof, of the secretary of Borrower certifying (1) that Borrower's Articles of Incorporation have not been amended since the execution of the Credit Agreement (or certifying that true, correct and complete copies of any amendments are attached), (2) that copies of resolutions of the Board of Directors of Borrower are attached with respect to the approval of this Amendment and of the matters contemplated hereby and authorizing the execution, delivery and performance by Borrower of this Amendment and each other document to be delivered pursuant hereto and (3) as to the incumbency and signatures of the officers of Borrower signing this Amendment and each other document to be delivered pursuant hereto;

         (B) a non-refundable documentation fee in the amount of $1000.00 in consideration of Bank's preparation of this Amendment and its agreements herein;

         (C) an Acknowledgment of Receipt of a copy of, and Consent and Agreement to the terms of, this Amendment by Heller Financial, Inc. with respect to a certain Subordination Agreement executed and delivered to Bank by such entity and dated May 18, 1995; and

         (D) such other documents as Bank may request to implement this Amendment and the transactions contemplated hereby.

If Bank shall consummate the transaction contemplated hereby prior to the fulfillment of any of the conditions precedent set forth above, the consummation of such transaction shall constitute only an extension of time for the fulfillment of such conditions and not a waiver thereof.

SECTION III REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to Bank that:

         (A) none of the representations and warranties made in subsections 4B.01 through 4B.10 of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

         (B) as of the date hereof no "Default Under This Agreement" has occurred that is continuing.

SECTION IV- ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS

         Borrower acknowledges and agrees that, as of the date hereof, all of Borrower's outstanding loan obligations to Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever. Borrower authorizes Bank to share all credit and financial information relating to Borrower with Bank's parent company and with any subsidiary or affiliate company of Bank or of Bank's parent company.

SECTION V - REFERENCES

         On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Related Writings to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. To the extent any amendment set forth in any previous amendment is omitted from this Amendment, the same shall be deemed eliminated as between Borrower and Bank as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

SECTION VI - GOVERNING LAW

         This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their authorized officers on March 9, 1998.

NATIONAL CITY BANK                        ATLANTIS PLASTICS INJECTION
                                          MOLDING, INC.
                                          (a Kentucky corporation)

By: /S/___________________________        By: /S/_______________________________
Printed Name: BRIAN V. KOCHUNAS           Printed Name:_________________________
Title: Vice President                     Title:________________________________

                                          ATLANTIS PLASTICS, INC.
                                          (a Florida corporation)

                                          By: /S/_______________________________
                                          Printed Name:_________________________
                                          Title:________________________________

                             SECRETARY'S CERTIFICATE

         The undersigned, being the duly elected, qualified and acting Secretary of ATLANTIS PLASTICS, INC., a Florida corporation ("Borrower"), on this 9th day of March, 1998, certifies to NATIONAL CITY BANK ("Bank"), as follows:

                  (1) The Articles of Incorporation of Borrower have not been amended or modified in any manner since May 31, 1994 and they continue to remain in full force and effect or, if amended, complete copies of all amendments are attached hereto.

                  (2) The following resolutions have been adopted by the Board of Directors of Borrower authorizing the most recent amendment of that certain Credit Agreement originally dated as of May 19, 1995 (as amended, the "Credit Agreement") by and between Borrower and Bank as well as certain other documents and instruments executed in connection therewith, and such resolutions are in full force and effect as of the date hereof without modification:

                           RESOLVED, that the President or any Vice President of
                  Borrower be and hereby are authorized to enter into a Consolidated Amendment No. 1 to Credit Agreement (the "Amendment"), by and between Borrower and National City Bank ("Bank") containing such provisions and agreements as said officer may approve.

                           RESOLVED FURTHER, that the President or any Vice
                  President of Borrower are hereby authorized to (i) carry out the terms of the Amendment and in connection therewith to execute and deliver any instruments and documents contemplated thereby and (ii) to take such other actions as in any of their judgment may be necessary or appropriate to consummate the transactions described in the Amendment, and the acts of said officers in executing and delivering any documents or instruments to or for the benefit of Bank or in taking any such action shall be conclusive evidence of a determination on their part that the same is necessary or appropriate and of the approval thereof by this Board.

                  (3) Set forth below is the true and correct printed name, title and signature of the duly elected and acting officer(s) of Borrower who either have executed or are authorized to execute the Amendment as of the date hereof:

         PRINTED NAME                       TITLE                      SIGNATURE
         ------------                       -----                      ---------

         _____________________              ________________           /S/___________________

         _____________________              ________________           /S/___________________


         IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date set forth above.
                                         /S/______________________,
                                         Secretary of Borrower